SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 10, 2004

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	06-1385548
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

1521 Concord Pike, Brandywine West, Suite 301, Wilmington, Delaware 19803
(Address of Principal Executive Offices, including Zip Code)

        Registrant’s Telephone Number, including Area Code: 302-778-8227

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

        GrafTech International Ltd. (the “Registrant”) hereby incorporates by reference the contents of the press release, dated May 10, 2004, announcing a global graphite electrode price increase. A copy of this press release is furnished herewith as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                    GRAFTECH INTERNATIONAL LTD.

Date: May 10, 2004	By: /s/ Karen G. Narwold Karen G. Narwold Vice President, General Counsel, Human Resources & Secretary

EXHIBIT INDEX

99.1	Press release of GrafTech International Ltd., dated May 10, 2004.